EXHIBIT 99.1.2

DN (X08) FST-CV-12-6014987 S
DN (X08) FST-CV-12-5013927 S

CHARLES HENRY III, AHMED AMMAR,	)	SUPERIOR COURT
JOHN P. VAILE AS TRUSTEE OF JOHN P.	)
VAILE LIVING TRUST, JOHN PAUL OTIENO,	)	COMPLEX LITIGATION
SOSVENTURES LLC, BRADFORD HIGGINS,	)	DOCKET
WILLIAM MAHONEY, ROBERT J. CONRADS,	)
EDWARD M. CONRADS, WILLIAM F.	)	AT STAMFORD
PETTINATI, JR., AND ANDY LEE,	)
INDIVIDUALLY AND DERIVATIVELY ON	)
BEHALF OF GIDDINGS OIL & GAS LP,	)
HUNTON OIL PARTNERS LP AND	)
ASYM ENERGY FUND III LP	)
)
v.	)
)
GREGORY IMBRUCE, GIDDINGS	)
INVESTMENTS LLC, GIDDINGS	)
GENPAR LLC,HUNTON OIL GENPAR LLC,	)
ASYM CAPITAL III LLC, STARBOARD	)
RESOURCES, INC. f/k/a STARBOARD	)
RESOURCES, LLC, GLENROSE HOLDINGS	)
LLC, AND ASYM ENERGY	)
INVESTMENTS LLC	)	August 9, 2013

Answer of Starboard Resources, Inc. to Third Amended Complaint

STARBOARD RESOURCES, INC. f/k/a/ STARBOARD RESOURCES, LLC’S
ANSWER TO THIRD AMENDED COMPLAINT

1.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
2.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
3.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
4.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
5.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
6.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
7.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
8.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
9.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
10.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
11.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
12.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
13	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

Parties

14.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
15.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
16.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
17.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiffs to their proof.
18.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
19.	Admit.
20.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
21.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
22.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
23.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
24.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
25.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
26.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

27.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
28.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
29.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
30.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
31.	The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.
32.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
33.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
34.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
35.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
36.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
37.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

38.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
39.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
40.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
41.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiffs to their proof.
42.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
43.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
44.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
45.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
46.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiffs to their proof.
47.	Admit.
48.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
49.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

FACTS
Hunton LP

50.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
51.	The undersigned Defendant does not respond to the allegation as it is not addressed to it
52.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
53.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
54.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
55.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
56.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
57.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
58.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
59.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
60.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

61.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
62.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
63.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
64.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
65.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
66.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
67.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
68.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
69.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.

Giddings LP

70.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
71.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

72.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
73.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
74.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
75.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
76.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
77.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
78.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
79.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
80.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
81.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
82.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

83.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
84.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
85.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
86.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
87.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
88.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
89.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
90.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
91.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
92.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
93.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

94.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
95.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
96.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
97.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
98.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
99.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
100.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
101.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
102.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
103.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
104.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
105.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
106.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
107.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

ASYM III LP

108.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
109.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
110.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
111.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
112.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
113.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
114.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
115.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

116.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
117.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
118.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
119.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
120.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
121.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
122.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
123.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
124.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
125.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
126.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

127.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
128.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
129.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
130.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
131.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
132.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
133.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
134.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
135.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
136.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
137.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

138.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
139.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
140.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
141.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
142.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
143.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
144.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
145.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
146.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
147.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
148.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

THE STARBOARD ROLL-UP TRANSACTION

149.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
150.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
151.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
152.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
153.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
154.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
155.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
156.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
157.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
158.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
159.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
160.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.

Answer of Starboard Resources, Inc. to Third Amended Complaint

161.	The undersigned Defendant does not respond to the allegations of this count as they are not addressed to it.
162.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
163.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
164.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
165.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
166.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
167.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
168.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
169.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
170.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.

Answer of Starboard Resources, Inc. to Third Amended Complaint

171.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
172.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
173.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
174.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
175.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
176.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
177.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
178.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
179.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
180.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
181.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.

Answer of Starboard Resources, Inc. to Third Amended Complaint

182.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
183.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
184.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
185.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
186.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
187.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
188.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
189.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
190.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
191.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
192.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.

Answer of Starboard Resources, Inc. to Third Amended Complaint

193.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
194.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
195.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
196.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
197.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
198.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
199.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
200.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
201.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
202.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
203.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.

Answer of Starboard Resources, Inc. to Third Amended Complaint

204.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
205.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
206.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
207.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
208.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
209.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
210.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
211.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
212.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
213.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
214.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

215.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
216.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
217.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
218.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
219.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
220.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
221.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
222.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
223.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
224.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
225.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

226.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
227.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
228.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
229.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
230.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
231.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
232.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
233.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
234.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
235.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
236.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

237.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
238.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
239.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
240.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
241.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
242.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
243.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
244.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
245.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
246.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
247.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.

Answer of Starboard Resources, Inc. to Third Amended Complaint

248.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
249.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
250.	Admit.
251.	Admit.
252.	Admit.
253.	Admit.
254.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
255.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
256.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
257.	Admit.
258.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
259.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
260.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.

Answer of Starboard Resources, Inc. to Third Amended Complaint

261.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
262.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
263.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
264.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
265.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
266.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
267.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
268.	Admit.
269.	Admit.
270.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
271.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
272.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
273.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

274.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
275.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
276.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
277.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
278.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
279.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
280.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
281.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
282.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
283.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
284.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.

Answer of Starboard Resources, Inc. to Third Amended Complaint

285.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
286.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
287.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
288.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
289.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
290.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
291.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
292.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
293.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
294.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
295.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.

Answer of Starboard Resources, Inc. to Third Amended Complaint

296.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
297.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
298.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
299.	Admit.
300.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
301.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
302.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
303.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
304.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
305.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
306.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
307.	Admit.
308.	Admit.

Answer of Starboard Resources, Inc. to Third Amended Complaint

309.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof..
310.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
311.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
312.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
313.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
314.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
315.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
316.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
317.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
318.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
319.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

320.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
321.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
322.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
323.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
324.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
325.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
326.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
327.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
328.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
329.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
330.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

331.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
332.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
333.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
334.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
335.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
336.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
337.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
338.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
339.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
340.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
341.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

Summary of the Imbruce Defendants’ Wrongful Acts

342.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
343.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
344.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
345.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
346.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
347.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
348.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
349.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
350.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
351.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
352.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

353.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
354.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
355.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
356.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
357.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
358.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
359.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
360.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
361.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
362.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
363.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

364.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
365.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
366.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
367.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
368.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
369.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
370.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
371.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
372.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
373.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
374.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

375.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
376.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
377.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
378.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
379.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
380.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
381.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
382.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
383.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
384.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
385.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

386.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
387.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
388.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
389.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
390.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
391.	The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiff to their proof.
392.	The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiff to their proof.
393.	The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiff to their proof.
394.	The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiff to their proof.
395.	The undersigned Defendant does not have enough knowledge to respond to this allegation and leaves the Plaintiff to their proof.
396.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

397.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
398.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
399.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
400.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
401.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
402.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
403.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
404.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
405.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
406.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
407.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

408.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
409.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
410.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
411.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
412.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
413.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
414.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
415.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
416.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
417.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
418.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

419.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
420.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
421.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
422.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
423.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
424.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
425.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
426.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
427.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
428.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
429.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

430.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
431.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
432.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
433.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
434.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
435.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
436.	The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.
437.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
438.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
439.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
440.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

441.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
442.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
443.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
444.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.
445.	The undersigned Defendant does not respond to the allegation as it is not addressed to it.

First Count:	Injunctive Relief by Hunton Limited Partners and Hunton LP against Imbruce Defendants

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Second count:	Declaratory Judgment by Hunton Limited Partners and Hunton LP Against Imbruce Defendants

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Third Count:	Unjust Enrichment by Hunton Limited Partners and Hunton LP Against Imbruce Defendants

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Fourth Count:	Action for Accounting Against Imbruce Defendants by Hunton Limited Partners and Hunton LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Fifth Count:	Action for Imposition of a Constructive Trust Against Imbruce Defendants by Hunton Limited Partners and Hunton LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

Sixth Count:	Common Law Fraud Against Imbruce Defendants by Hunton Limited Partners and Hunton LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Seventh Count:	Breach of Fiduciary Duties Against Imbruce Defendants by Hunton Limited Partners and Hunton LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Eighth Count:	Conversion Against Imbruce Defendants by Hunton Limited Partners and Hunton LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Ninth Count:	Civil Theft Against Imbruce Defendants by Hunton Limited Partners and Hunton LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Tenth Count:	Civil Conspiracy Against Imbruce Defendants by Hunton Limited Partners and Hunton LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Eleventh Count:	Negligence Against Imbruce Defendants by Hunton Limited Partners and Hunton LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Twelfth Count:	Injunctive Relief by SOSv and Higgins Against Imbruce Defendants Re: Giddings LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Thirteenth Count:	Declaratory Judgment by SOSv and Higgins against Imbruce Defendants Re: Giddings LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Fourteenth Count:	Unjust Enrichment Against Imbruce Defendants by SOSv and Higgins Re: Giddings LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

Fifteenth Count:	Action for Accounting Against Imbruce Defendants by SOSv and Higgins Re: Giddings LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Sixteenth Count:	Action for Imposition of a Constructive Trust Against Imbruce Defendants by SOSv and Higgins Re: Giddings LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Seventeenth Count:	Injunctive Relief by SOSv and Higgins Against Imbruce Defendants Re: ASYM III LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Eighteenth Count:	Declaratory Judgment by SOSv and Higgins Against Imbruce Defendants Re: ASYM III LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Nineteenth Count:	Unjust Enrichment Against Imbruce Defendants by SOSv and Higgins Re: ASYM III LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Twentieth Count:	Action for Accounting Against Imbruce Defendants by SOSv and Higgins Re: ASYM III LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Twenty-First Count:	Action for Imposition of a Constructive Trust Against Imbruce Defendants by SOSv and Higgins Re: ASYM III LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Twenty-Second Count:	Injunctive Relief Against Starboard by all Plaintiffs

The undersigned Defendant does not have enough knowledge to respond to the allegation and leaves the Plaintiff to their proof.

Twenty-Third Count:	Injunctive Relief by Giddings Limited Partners (Except SOSv and Higgins) and Giddings LP Against Imbruce Defendants

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

Twenty-Fourth Count:	Declaratory Judgment by Giddings Limited Partners (Except SOSv and Higgins) and Giddings LP Against Imbruce Defendants

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Twenty-Fifth Count:	Unjust Enrichment Against Imbruce Defendants by Giddings Limited Partners (Except SOSv and Higgins) and Giddings LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Twenty-Sixth Count:	Action for Accounting Against Imbruce Defendants by Giddings Limited Partners (Except SOSv and Higgins) and Giddings LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Twenty-Seventh Count:	Action for Imposition of a Constructive Trust Against Imbruce Defendants by Giddings Limited Partners (Except SOSv and Higgins) and Giddings LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Twenty-Eighth Count:	Common Law Fraud Against Imbruce Defendants by Giddings Limited Partners and Giddings LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Twenty-Ninth Count:	Breach of Fiduciary Duties Against Imbruce Defendants by Giddings Limited Partners and Giddings LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Thirtieth Count:	Conversion Against Imbruce Defendants by Giddings Limited Partners and Giddings LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Thirty-First Count:	Civil Theft Against Imbruce Defendants by Giddings Limited Partners and Giddings LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

Thirty-Second Count:	Civil Conspiracy Against Imbruce Defendants by Giddings Limited Partners and Giddings LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Thirty-Third Count:	Negligence Against Imbruce Defendants by Giddings Limited Partners and Giddings LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Thirty-Fourth Count:	Injunctive Relief by ASYM III Limited Partners (Except SOSv and Higgins) and ASYM III LP Against Imbruce Defendants

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Thirty-Fifth Count:	Declaratory Judgment by ASYM III Limited Partners (Except SOSv and Higgins) and ASYM III LP Against Imbruce Defendants

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Thirty-Sixth Count:	Common Law Fraud Against Imbruce Defendants by ASYM III Limited Partners and ASYM III LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Thirty-Seventh Count:	Breach of Fiduciary Duties Against Imbruce Defendants by ASYM III Limited Partners and ASYM III LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Thirty-Eighth Count:	Conversion Against Imbruce Defendants by ASYM III Limited Partners and ASYM III LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Thirty-Ninth Count:	Civil Theft Against Imbruce Defendants by ASYM III Limited Partners and ASYM III LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Fortieth Count:	Unjust Enrichment Against Imbruce Defendants by ASYM III Limited Partners (Except SOSv and Higgins) and ASYM III LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

Forty-First Count:	Civil Conspiracy Against Imbruce Defendants by ASYM III Limited Partners and ASYM III LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Forty-Second Count:	Action for Accounting Against Defendants by ASYM III Limited Partners (Except SOSv and Higgins) and ASYM III LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Forty-Third Count:	Action for Imposition of a Constructive Trust Against Imbruce Defendants by ASYM III Limited Partners (Except SOSv and Higgins) and ASYM III LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Forty-Fourth Count:	Negligence Against Imbruce Defendants by ASYM III Limited Partners and ASYM III LP

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Forty-Fifth Count:	Fraudulent Conveyance as Against Gregory Imbruce

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

Answer of Starboard Resources, Inc. to Third Amended Complaint

Forty-Sixth Count:	Action for Breach of Employment Contract by Plaintiff, Andy Lee, Against Imbruce Defendants

The undersigned Defendant does not respond to the allegation as it is not addressed to it.

DEFENDANT,
STARBOARD RESOURCES LLC

_________________________
Samuel I. Reich, Esq.
Stephen P. Brown, Esq.
WILSON, ELSER, MOSKOWITZ, EDELMAN & DICKER LLP
1010 Washington Blvd.
Stamford, CT 06511
(203) 388-9100
(203) 388-9101 (facsimile)
Juris No: 412712
File No: 14111.00001

Answer of Starboard Resources, Inc. to Third Amended Complaint

CERTIFICATION

The following has been sent on the _____th day of August 2013, to all parties of record:

Jonathon P. Whitcomb
Diserio Martin O’Connor & Castiglioni
One Atlantic Street
Stamford, CT 06901

_____________________
Samuel I. Reich, Esq.
Stephen P. Brown, Esq.

Answer of Starboard Resources, Inc. to Third Amended Complaint